EXHIBIT 10.11

Bank One                                                BANK1ONE
APPLICATION AND AGREEMENT FOR
IRREVOCABLE STANDBY LETTER OF CREDIT
                                          Date:  August 30, 1999

TO:  Bank One Louisiana, N.A.            ("Issuer")
              201 St. Charles Street, 28th Floor
              New Orleans, Louisiana  70170

Please issue an Irrevocable Standby Letter of Credit as set forth below and  forward same to your correspondent for delivery to the
Beneficiary  or,  at  your  option,  forward same directly to the
Beneficiary by:

Delivery to Relationship Manager

Advising Bank (Name and Address)    For account of Applicant(s)
(Issuer use only unless             (Name and Address)
 Applicant designates               R & B Falcon Corporation
 advising bank)                     901 Threadneedle
                                    Houston, Texas 77079
   N/A                              Phone 281-496-5000


To Beneficiary (Name and Address)   Amount: (Figures) $50,000,000.00
                                    (In Words) Fifty Million and
                                               No/100 Dollars
Insert Rider 1 from Exhibit A attached
        hereto

                                    Expiry Date: September ___,2004
                                    at the counters of the Banc One
                                    LC Processing Center, Dallas, Texas

Available against Beneficiary's draft(s) at sight drawn on Issuer and accompanied by the following documents:

Original of Beneficiary's manually signed statement stating that:

     See attached form of letter of credit (Exhibit B hereto)


(Complete only when the Beneficiary's bank or correspondent is to issue its guarantee or undertaking based on the Issued Standby
Letter of Credit)

Request Beneficiary's bank to issue and deliver their_________
(specify type of bid or performance bond, guarantee, undertaking, or other)

     In favor of   (Name/Attention):
                   (Address/Street):
                     (Address/City):
                          (Country):
                    (Telephone/Fax):

For an amount not exceeding that specified above, effective immediately and expiring at their office on ____________________ covering________________________________________________ .
        (specify number of bid or performance bond. etc.)


Partial drawings permitted? [  ] Yes [x] No

If drawings are allowed in installments within given periods and no drawing is made for an installment within the applicable period, the Letter of Credit, [] is [] is not available for subsequent installments.

All banking charges other than Issuer's are for   [ ] Beneficiary
[x] Applicant.

We hereby certify that transactions covered by the Application are not prohibited under the Foreign Assets Control Regulations of the United States Treasury Department or the Department of Commerce, Export Administration Regulations and that any transaction covered by this Application conforms in every respect with all existing United States Government and other applicable regulations.

We hereby authorize you to issue this Letter of Credit in substantially the form attached hereto as Exhibit B with such variations from the above terms as you may, in your discretion, determine are necessary and are not materially inconsistent with this Application. The Letter of Credit to be opened hereunder will be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision). International Chamber of Commerce Publication No. 500, except that as to matters not governed by the Uniform Customs and Practice, the laws of the State o New York shall apply. By signing at the place provided on the last page of the Application and Agreement, the Applicant agrees to the terms and conditions set forth in the Agreement on the reverse side of this Application and the following pages.



                          AGREEMENT FOR
                    STANDBY LETTER OF CREDIT

The undersigned ("Applicant") agrees with Issuer that in consideration of the issuance of each irrevocable standby letter of credit (a "Credit") at the request of Applicant. the following terms and conditions will govern each such Credit, unless they are expressly changed In the Credit or the Application for the Credit, as approved by Issuer, and, with regard to the provisions of Section 6 and 7 herein, regardless of whether the Credit or the Application provide otherwise:

1. REIMBURSEMENTS. Applicant agrees to pay on demand, in U.S. dollars, to Issuer at the Banc One LC Processing Center, 1717
Main Street (11 Ith Floor), Dallas, Texas, the amount of each draft drawn under or purporting to be drawn under the Credit. Demand may be made in advance of payment at the request of Issuer.

2. FEES AND INTEREST. Applicant agrees to pay Issuer:
   (a) On demand, Issuer's customary commissions and fees in effect from time to time and all costs and expenses, including reasonable attorneys' fees. paid or incurred by Issuer in connection with the administration or enforcement of this Agreement or the Credit. and any adviser, confirmer or other nominated person's fees and costs that are chargeable to or paid by Issue in connection with this Agreement on the Credit.
   (b) Interest on all sums advanced by Issuer without reimbursement by Applicant at the per annum rate equal to the lesser of
       (i) eighteen percent (18%) or
       (ii) the Prime Rate on the date of advance by the Issuer, provided that such rate of interest shall not exceed the maximum rate of interest which may be charged under applicable law. The "Prime Rate" shall mean the rate of interest announced by the Issuer from time to time as its prime rate for interest rate determinations (which may or may not be the lowest interest rate charged by such bank), to be computed for actual days unpaid on a 360-day year basis;
   (c) In  the  event  any  change  in any law or regulation,  or in any interpretation by court or administrative or governmental authority charged with the administration thereof shall either:
       (i) impose, modify or make applicable any reserve, special deposit, or similar requirement against letters of credit issued by the Issuer; or
       (ii) impose on Issuer any other condition regarding this Agreement or the Credit;
       and  the  result  of  any  event  referred  to above shall be to increase the cost to Issuer of issuing or maintaining the Credit, then upon demand by Issuer,
       Applicant shall immediately pay to Issuer, such additional amounts as shall, in the judgment of Issuer, be sufficient to compensate Issuer for such increased cost, together with interest on each such amount from the date demanded until payment In full at the rate provided in subsection (b) above; and Insert Rider 2 from Exhibit A attached hereto.

3. PAYMENTS.
   (a) Payments due from Applicant hereunder shall be made without withholding, deduction, or set-off and shall be made free and clear of any taxes other than taxes directly imposed on Issuer.
   (b) To effect any payment due hereunder, Applicant authorizes Issuer to debit any account that Applicant may have with Issuer or any direct or Indirect subsidiary of BANK ONE CORPORATION (each such subsidiary referred to herein as "Banc One Affiliate").

4. REPRESENTATIONS AND WARRANTIES. In order to induce Issuer to issue the Credit, Applicant:
   (a) Represents and warrants to Issuer that each financial statement of Applicant furnished to Issuer was correct and complete and truly presented the financial condition of Applicant as of the date thereof and, since the date of the last  such  financial  statement, there  has  been  no material  adverse  change  in  the  financial condition of
       Applicant, and
   (b) Makes   to  Issuer  the   following   representations  and
       warranties:
       (i) Applicant is (check one); [x] A corporation organized under the laws of the State of Delaware
       (ii) Applicant has the power and is duly authorized to execute and deliver this Agreement and is and will be duly authorized to execute and deliver each Application for a Credit and each collateral document furnished to Issuer in connection with the Credit or in the Application for the Credit. This Agreement, each Application for the Credit and each document creating or granting a security interest in Collateral (as hereinafter defined), when executed and delivered, will constitute the valid and binding obligations of Applicant, enforceable in accordance with their terms, except as limited by bankruptcy. insolvency or similar laws of general application affecting the enforcement of creditors' rights generally and except to the extent that general principles of equity might affect the specific enforcement of this Agreement or such collateral documents.
       (iii) There is no litigation or administrative proceeding pending or threatened against Applicant which might, if adversely determined, materially affect Applicant's ability to perform its obligations under this Agreement
       (iv) No default exists, nor has any event, act or omission occurred which, with the giving of notice or the passage of time, would constitute a default under any instrument or agreement evidencing or securing any indebtedness or liability of Applicant to any person.
       (v)  Applicant has  no  indebtedness  for  borrowed money, nor any obligation contingent or otherwise, directly or indirectly guaranteeing or in any manner providing for the payment of the indebtedness of another, except those disclosed on the most recent financial statements of Applicant furnished to Issuer and except for endorsements for collection or deposit in the ordinary course of business.
       (vi) Applicant has good and marketable title to all of the Collateral (as hereinafter defined), subject to no lien, security Interest, mortgage, encumbrance or charge of any kind except as provided herein.

5. COVENANTS. Applicant agrees that so long as drawing is available under the Credit, and until Issuer has been reimbursed for all drafts honored by it under any Credit, Applicant will comply in a timely manner with:
   (a) Its obligations hereunder and under all security agreements, mortgages, deeds of trust, or assignments securing the Obligations as defined In Section 8, herein and
   (b) The following covenants:
       (i) Applicant shall furnish to Issuer such financial information regarding Applicant as Issuer may from time to time reasonably request and shall permit representatives of Issuer to visit and inspect the properties and books and records of Applicant at any reasonable time and as often as may reasonably be desired.
       (ii) Applicant shall pay all lawful taxes, assessments and governmental charges upon it or against its properties prior to the date of which penalties attach, unless and to the extent only that the same shall be contested
       in  good  faith   and   by   appropriate  proceedings.
       (iii) Applicant shall not sell, lease, transfer or otherwise dispose of all or a substantial part of its assets (other than sales made in the ordinary course of business).
       (iv) If Applicant is a corporation, Applicant shall maintain its corporate existence and not merge or consolidate with or into any other corporaiton.

6. RESPONSIBILITY OF ISSUER
   (a) Delivery to Issuer or any of its correspondents of any documents purporting to comply with the requirements of the Credit shall be sufficient evidence of the validity, genuineness and sufficiency thereof and of the good faith and proper performance of drawers and user of the Credit, their agents and assignees, and Issuer and its correspondents may rely thereon without liability or responsibility with respect thereto, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged.
   (b) Issuer is expressly authorized and directed to honor any request for payment which is made under and in compliance with the terms of the Credit without regard to, and without any duty on Issuer's part to inquire into, the existence of any disputes or controversies between Applicant, any beneficiary of the Credit or any other person, firm or corporation or the rights, duties or liabilities of any of them.
   (c) Issuer shall not be liable to Applicant or any third party for:
       (i) the use which may be made of the Credit or for any act or omission of any beneficiary thereof,
       (ii) any delay in giving or failing to give any notice,
       (iii)  any  error,  neglect  or  default  of  any  of  its correspondents,
       (iv) the validity, sufficiency or genuineness of any document assigning or purporting to assign the Credit or any benefits thereunder or any act in reliance thereon,
       (v) errors in translation or in the interpretation of any of the terms of the Credit, or
       (vi) errors, delays, misdeliveries or losses in the transmission of notices and communications by means of SWIFT, electronic mail, telex, twx, tefecopy, telefax or computer generated telecommunications or documents or items forwarded in connection with the Credit or any relevant draft.
   (d) Any action taken or omitted by Issuer or its correspondents in connection with the Credit, any instructions of Applicant or any drafts, documents or merchandise relative thereto shall, if in good faith, be conclusively deemed authorized by Applicant, whether expressly so or not.
   (e) If the Credit shall have been requested by Applicant for the accommodation of a third party, any instruction, consent, approval and other action or inaction of such third party with respect to the Credit or transactions thereunder shall be deemed to be the act or omission of Applicant for all purposes hereof, and Issuer shall be entitled to rely thereon.

7. LIMITATION ON LIABILITY. Specifically, but without limitation, Issuer shall not be responsible to Applicant for, and Issuer's rights and remedies against Applicant shall not be impaired by:
   (a) Insert Rider 5 from Exhibit A attached hereto.
       (i) the  New York  Uniform  Commercial Code or the Uniform
       Customs  and Practice  for   Documentary   Credits   (1993
       Revision), International Chamber of Commerce Publication No. 500 (the "Uniform Customs"),
       (ii) the law  or  published  practice  rules  to which the
       Credit is subject,
       (iii)  an applicable   standard  practice  of  banks  that
       regularly issue letters of credit,
       (iv) an applicable order, ruling, or regulation of any court, arbitrator, or government agency,
       (v) a published statement or interpretation on a matter of applicable standard bank practice, or
       (vi) an opinion received from Issuers legal counsel on a matter of law or from an expert engaged by Issuer ' on a matter of practice,
   (b) Honor   of   any  presentation   that   substantially   or
       reasonably complies with the terms and conditions  of  the
       Credit, even   if  the  Credit  requires  strict colateral
       compliance by the beneficiary,
   (c) Honor of a nonnegotiable or informal  or  unmarked  demand
       or   of   a   demand   by   the   beneficiary    presented
       electronically, even if the Credit requires that the beneficiary's demand be in the form of a draft and states that it is drawn under the Credit,
   (d) Honor of documents signed or presented by or on behalf of, or requesting payment to, the beneficiary's purported successor by operation of law,
   (e) Honor of a presentation without regard to any non-documentary condition(s) in the Credit,
   (f) Honor  or  other recognition of  a  presentation  or
       other demand that later is determined to have included forged or fraudulent documents or that was otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other person (excluding Issuer's employees), including payment to a person who later is determined to have forged the signature of a beneficiary, nominated bank, or assignee of letter of credit proceeds,
   (g) Honor  of  a  presentation  up  to  the  amount  available under the Credit against a draft or other documents claiming amount(s) in excess of the amount available,
   (h) Reimbursement of a nominated bank that does not give value or that misrepresents the basis on which it claims reimbursement, or
   (i) Dishonor of any presentation that does not strictly comply or that is fraudulent, forged, or otherwise not entitled to honor.

8. SECURITY INTEREST. As security for the prompt and unconditional payment of all obligations and liabilities of Applicant to Issuer and all Issuer's claims against Applicant, whether arising or incurred under this Agreement or otherwise, whether now existing or hereafter incurred, and whether now or hereafter owing to or acquired in any manner by Issuer ("Obligations"), Applicant hereby grants to Issuer a first priority security interest in Applicant's present and future rights in Insert Rider 3 from Exhibit A attached hereto.

Applicant agrees to sign and/or deliver to Issuer, upon Issuer's request, such security agreements, mortgages, deeds of trust, assignments, documents, instruments or financing statements as Issuer may require to perfect, register or record a security interest in any item of Collateral or to foreclose upon any such item and to reimburse Issuer for all costs relating thereto.

Issuer may, at its option, require Applicant to provide additional security for the Obligations, whether caused by a decline in the value of the existing Collateral or any other reason. The Obligations of Applicant are secured by all Collateral provided for under this Agreement as well as any additional security furnished to Issuer now or hereafter pursuant to any and all security agreements, mortgages, and assignments executed by Applicant in favor of Issuer.

Upon the occurrence of any Event of Default, as hereinafter defined, Issuer may, upon ten calendar days' prior written notice where notice is required by law, Sell or in any other way collect or realize upon any part of the Collateral. Any such sale may be public or private and at any such sale Issuer may be the purchaser of the property sold. Applicant shall remain liable to Issuer for any deficiency of the net proceeds in meeting the Obligations. Applicant further agrees to reimburse Issuer for all expenses (including attorneys' fees) incurred by Issuer in selling or otherwise realizing upon or attempting to sell or realize upon any item of Collateral.

For  purposes of this Section 8, the term "Issuer" shall  include
Issuer and any Banc One Affiliate.

9. COMPLIANCE WITH LAWS. Applicant agrees to comply with all applicable foreign and domestic laws and regulations with respect to the transaction covered by the Credit.

10. POWER OF ATTORNEY. Applicant irrevocably appoints Issuer its attorney in fact to execute, in the name of Applicant, assignments, endorsements or other instruments or documents of any kind or description coming into the possession of Issuer under a Credit or instructions of Applicatn, to execute, file, register or record any document or instrument and to do such other acts as Applicant may be required to do hereunder, upon failure of Applicant to so act.

11. EVENTS OF DEFAULT. If any one or more of the following Events of Default shall occur;
   (a) Applicant fails to comply with any of the provisions of this Agreement or of any security documents referred to in Section 8; or
   (b) Applicant dies, ceases to exist, becomes insolvent or is the subject of bankruptcy or insolvency proceedings; or
   (c) Any representation by Applicant in the Agreement or otherwise, made to induce Issuer to issue the Credit, is incorrect in any material respect when made; or
   (d) Applicant defaults in any other obligation owing to Issuer or to any Banc One Affiliate; or
   (e) Any other event occurs which causes Issuer, in good faith, to deem itself insecure;
then, all of the Obligations shall, at Issuer's option and without notice or demand, mature and become immediately due and payable, with interest at the per annum rate which is three percentage points in excess of the Base Rate as herein defined (provided such interest rate does not exceed the maximum rate of interest which may be charged under applicable law), and Issuer shall have all rights and remedies for default provided in the security documents described in Section 8, as well as applicable law.


12. INDEMNITY. Applicant hereby agrees to indemnify Issuer and its officers, employees, agents and correspondents against any loss, cost, damage, expense (including any reasonable charges for legal services), and/or liability whatsoever which they, or any of them, may sustain or incur on account of Issuance of the Credit, payment or acceptance of any draft relative thereto, refusal or failure to pay or accept any such draft, any action or inaction respecting the Credit. instructions of Applicant or an accommodated party, drafts, documents or merchandise relative to the Credit or any action or inaction in reliance on the provisions hereof; except that, Applicant shall have a claim against Issuer, and Issuer shall be liable to Applicant, to the extent, but only to the extent of any direct, as opposed to consequential, damages suffered by Applicant which Applicant proves were caused by

 (a) issuer's willful misconduct or gross negligence in determining whether documents presented under a Credit comply with the terms of the Credit, or
 (b) Issuer's willful failure to pay under the Credit after the presentation to it by the beneficiary of the Credit of a draft and documentation strictly corn with the terms and conditions of the Credit.

13. CROSSED OUT

14. WAIVER. TO THE EXTENT THE PREVIOUS SECTION DOES NOT RESTRICT A PARTY'S ABILI TY TO EMPLOY JUDICIAL REMEDIES. ISSUER, APPLICANT, CORRESPONDENT AND EACH GUARANTOR VOLUNTARILY. IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO A CREDIT. THIS APPLICATION ANDIOR ANY DOCUMENT EVIDENCING AND/OR SECURING A CREDIT OR THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO ISSUER AGREEING TO ENTER INTO THIS AGREEMENT AND ISSUE CREDITS HEREUNDER.

15. LIMITATION OF INTEREST AND OTHER CHARGES. Applicant and Issuer intend to conform strictly to the applicable usury laws now or hereafter in force with respect to this Agreement. To such end:
   (a) the aggregate of all interest and other charges constituting interest under such applicable usury laws and contracted for, chargeable or receivable under this Agreement shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of Interest, that Issuer is authorized to charge Applicant under such applicable usury laws;
   (b) if any excess interest is provided for, it shall be deemed a mistake, and the excess shall, at the option of Issuer, either be refunded to Applicant or credited on the unpaid principal balance of Issuer's reimbursement obligation, and this Agreement shall be automatically reformed to permit only the collection of the maximum legal contract rate and the maximum amount of interest, and
   (c) in determining the maximum amount of interest that Issuer may charge to Applicant, all interest shall be amortized, prorated, allocated and spread over the entire term of Applicant's reimbursement obligation (as extended, if applicable) to the full extent permitted by applicable usury laws. Reference herein to usury laws shall also include any applicable federal or state usury statutes or laws from time to time in effect to the extent the same may govern and control transactions covered hereunder.

16.  CROSSED OUT.

17.  CROSSED OUT.

18. NONWAIVER. Issuer shall have no duty to exercise any rights hereunder or otherwise with respect to any documents or instruments relative to the Credit and shall not be liable for any failure or delay in doing so. Issuer shall not be deemed to have waived any of its rights hereunder unless Issuer shall have signed such waiver in writing.

19. NOTICES AND COMMUNCIATIONS. Any notice or demand to either party given by the other party shall be deemed to have been delivered when deposited in the mail or transmitted by a telegraph, telex or facsimile to the last address of such party which has previously been furnished to such other party.
Applicant acknowledges and agrees that, at the discretion of Issuer, Issuer may accept and/or transmit notices and communciaiton under the Application and this Agreement (including issuance of the Credit) by means of SWIFT, electronic mail, telex, twx, telecopy, telefax or computer generated telecommunications.

20. MISCELLANEOUS.
   (a) If this Agreement is signed by more than one party, Applicant' shall be deemed to refer to all of the under resigned, all Obligations of Applicant hereunder shall be joint and several and the liabilities of each shall be absolute and unconditional. regardless of the liability of any other party hereto.
   (b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Except as otherwise expressly provided herein or in the Credit, Issuer may rely for Interpretation of the Credit or Instructions or documents related thereto or issued under or in purported compliance with the above, on the Uniform Customs.
   (c) The invalidity or unenforceability of any provision or portion of this Agreement or any instrument, document. or agreement executed or made pursuant to or by virtue of this Agreement, shall not affect the validity or enforceability of any other provision or portion.
   (d) This Agreement may only be amended upon the written consent of all the parties hereto.
   (e) This Agreement confers no right or benefit upon any person other than the parties to this Agreement and their respective successors and assigns.
   (f) Applicant agrees that in the event of any extension of the maturity or time for presentation of drafts, acceptances or documents, or any other modification of the terms of the Credit, or in the event of any increase in the amount of the Credit, this Agreement shall be binding upon Applicant with regard to the Credit so increased or otherwise modified, to drafts, documents and property covered thereby, and to any action taken by Issuer or any of its correspondents in accordance with such extension, increase or other modification.

21. DURATION AND EFFECT OF AGREEMENT. This Agreement shall remain in full force and effect until such time as Applicant has discharged in full its go ons hereunder Notwithstanding the foregoing sentence, if the Credit is issued in favor of a sovereign or commercial entity which Is to Issue a guarantee or undertaking on Applicant's behalf in connection therewith, the Applicant shall remain liable on the Credit until Issuer Is fully released in writing by such entity. This Agreement shall be binding upon Applicant, its successors and assigns and shall inure to the benefit of Issuer, Its successors and assigns. Issuer may grant participations in this Agreement and the
Credit  issued  hereunder to one or  more financial Institutions.

22. EFFECT OF OTHER AGREEMENT. If Applicant is a party to another financial agreement with the Issuer or any Banc One Affiliates, and such other financial agreement provides for the issuance of standby letters of credit on behalf of Applicant, then the provisions of such other financial agreement as they relate to letters of credit shall prevail over any inconsistent provisions of this Agreement.

23. BANC ONE AFFILIATES. Applicant hereby authorizes and consents to the issuance of Credits her . sunder by any Banc One Affiliate acting at the direction of the Issuer. In such event, once the Issuer has funded draws under any such Credit, it shall have the right, remedies security Interests and other liens provided herein to Issuer, and Applicant shall be obligated to make the payments due Issuer herein as if the Issuer had issued the Credit.

EXCEPT AS PROVIDED FOR HEREIN, THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THIS  AGREEMENT  IS  SUPPORTED BY OTHER SECURITY  DOCUMENTS.   IF
OTHER  SECURITY  DOCUMENTS, INDICATE TYPE OF COLLATERAL:   Insert
Rider 4 from Exhibit A attached hereto.

APPLICANT:

R & B FALCON CORPORATION
Printed Name of Applicant

By:
    -----------------------
    Authorized Signataure - Title

By:  Executive Vice President and
        Chief Financial Officer
    -----------------------
    Authorized Signature - Title

I/We Authorize you to debit for payment and charges

Account Number:

BANK ONE LOUISIANA, N.A.

By:

Name (Please Print):

Title:

Officer's Number:

Officer's Cost Center:

Branch Name:

Phone Number:




                           EXHIBIT "A"
                Attached to and Forming a Part of
                  Application and Agreement for
              Irrevocable Standby Letter of Credit
                  dated August 30, 1999 between
                    Bank One Louisiana. N.A.
                   and R&B Falcon Corporaiton


Rider 1:

Wilmington Trust Company,
 not in its individual capacity but solely as Charter Trustee under Charter Trust Agreement
 (Deepwater Charter Trust 1999-A)
 dated as of August 31, 1999
Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890
Attention Corporate Trust Administration

Rider 2:

(d) Applicant shall pay to Issuer a letter of credit fee at the rate of 0. 15% per annum (calculated for the actual number of days elapsed on the basis of a year consisting of 360 days) on the average daily undrawn amount of the Credit, such fee to be payable in arrears on the last day of each March, June, September and December hereafter and on the date on which the Credit is terminated or expires in accordance with its terms.



Rider 3:

the account and other Collateral covered by that certain Pledge
Agreement dated as of August 30, 1999 between Applicant and Issuer.


Rider 4:

Pledge Agreement dated as of August 30, 1999 between Applicant and Issuer


Rider 5:

(a) actions which Issuer takes, or any inaction by Issuer, pursuant to or in accordance with:



                           EXHIBIT "B"
                Attached to and Forming a Part of
                  Application and Agreement for
              Irrevocable Standby Letter of Credit
                  dated August 30, 1999 between
                     Bank One Louisiana, NA
                   and R&B Falcon Corporation

              FORM OF LETTER OF CREDIT TO BE ISSUED

            BANK ONE, LOUISIANA, NATIONAL ASSOCIATION
                         TIN 72-0279635
                  1717 MAIN STREET, 11 TH FLOOR
                       DALLAS, TEXAS 75201
                    TELEPHONE: 1-800-924-5435

                    TRANSFERABLE IRREVOCABLE
                  STANDBY LETTER OF CREDIT NO.

DATE OF ISSUE:                    DATE AND PLACE OF EXPIRY:
AUGUST 30,1999                    APRIL 28, 2004, IN DALLAS, TEXAS

APPLICANT:                        AMOUNT:
R&B FALCON CORPORATION            FIFTY MILLION DOLLARS ($50,000,000)
TIN 76-0544217
901 Threadneedle
Houston, Texas 77079
Tel: (281) 496-5000
Fax: (281) 496-0285

BENEFICIARY:
WILMINGTON TRUST COMPANY,
 not in its individual capacity but solely as Charter Trustee under Charter Trust Agreement
 (Deepwater Charter Trust 1999-A)
 dated as of August 31, 1999
I 100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration
Tel: (302) 651-1000
Fax: (302) 651-8882

Ladies and Gentlemen:

    At the request, on the instructions and for the account of R&B Falcon Corporation (the "Applicant"), Bank One, Louisiana, National Association hereby establishes its Transferable Irrevocable Standby Letter of Credit No. ___________________ ("Letter of Credit") in favor of Wilmington Trust Company, not in its individual capacity but solely as Charter Trustee under Charter Trust Agreement (Deepwater Charter Trust 1999-A) dated as of August 31, 1999 (the "Charter Trust Agreement") among the persons from time to time party thereto as Beneficial Owners, Wilmington Trust Company, not in its individual capacity except as expressly stated therein, but solely as Charter Trustee, and Deepwater Investment Trust 1999-A, a Delaware business trust, or any successor trustee under the Charter Trust Agreement to whom this Transferable Irrevocable Standby Letter of Credit shall have been transferred in accordance with the terms hereof (the "Beneficiary"), in the aggregate amount not exceeding Fifty Million Dollars ($50,000,000), effective immediately and expiring on April 28, 2004 unless terminated earlier in accordance with the provisions hereof. The amount of this Letter of Credit shall be available by the Beneficiary's draft on us in accordance with the terms and conditions hereinafter set forth.

Partial draws are not permitted.

Subject to the foregoing and the further provisions of this Letter of Credit, a single demand for payment may be made by the Beneficiary by presentation to Bank One, Texas, N.A., National Standby Letter of Credit Department, at 1717 Main Street, I Ith Floor, Dallas, Texas 75201, of the original of the Beneficiary's manually signed sight draft drawn under this Letter of Credit in the form of Annex A attached hereto (which Annex A forms an integral part of this Letter of Credit), and accompanied by the original of this Letter of Credit and the original of the Beneficiary's manually signed drawing certificate in the form of Annex B attached hereto (which Annex B forms an integral part of this Letter of Credit).

Such sight draft and certificate shall have all blanks appropriately filled in and shall be signed by a person purporting to be one of the Beneficiary's Vice Presidents, Assistant Vice Presidents, Trust Officers, Assistant Trust Officers or Authorized Representatives (each an "Authorized Officer"), and such sight draft and certificate may be in the form of a letter on the Beneficiary's letterhead.

Demand for payment may be made by the Beneficiary under this Letter of Credit prior to the expiration hereof at any time during the regular business hours of Bank One, Texas, N.A. at its address set forth above on any Business Day. As used herein the term "Business Day" means (a) a day on which Bank One, Texas, N.A. (at its above address) is open for the purpose of conducting a commercial banking business, and (b) a day on which banking institutions in the States of Louisiana and Texas generally are open for the purpose of conducting a commercial banking business. If demand for payment is made by the Beneficiary hereunder at or prior to 3:00 p.m., Dallas, Texas time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to the Beneficiary of the amount demanded, in immediately available funds, not later than 3:00 P.M., Dallas, Texas time, on the next succeeding Business Day, and if demand for payment is made by the Beneficiary hereunder after 3:00 p.m., Dallas, Texas time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to the Beneficiary of the amount demanded, in immediately available funds, not later than 3:00 p.m., Dallas, Texas time, on the second succeeding Business Day.

Payment under this Letter of Credit may be made by wire transfer of immediately available funds to any account maintained by the Beneficiary at any bank that participates in the Federal Reserve wire system.

This Letter of Credit shall terminate at 5:00 P.M. (Dallas, Texas time) on the date that is the earliest of (i) the honoring by us of the drawing available to be made hereunder, (ii) the date on which this Letter of Credit is surrendered by the Beneficiary to us for cancellation, and (iii) April 28, 2004.

If a demand for payment does not conform to the terms and conditions of this Letter of Credit, we will notify the Beneficiary thereof within a reasonable time after such delivery of such demand for payment, but in any event within three (3) Business Days after such delivery, such notice to be promptly confirmed in writing, and we shall hold all documents at the Beneficiary's disposal or return the same to the Beneficiary.

Only you, as Beneficiary, in your capacity as holder hereof on behalf of the Certificate Purchasers (as such term is defined in the Participation Agreement dated as of August 31, 1999, among the Beneficiary, the Applicant and others), may make a drawing under this Letter of Credit. Upon the payment to the Beneficiary or the Beneficiary's account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to the Beneficiary or to any other person, firm, corporation or other entity who may have made to the Beneficiary or who subsequently makes to the Beneficiary a demand for payment.

Notwithstanding anything to the contrary in Article 48 of the UCP, this Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Charter Trustee under the Charter Trust Agreement and may be successively transferred. Transfer of this Letter of Credit to such a transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Annex C attached hereto (which Annex C forms an integral part of this Letter of Credit) purportedly signed by an Authorized Officer. Upon receipt of the foregoing, we shall affix an appropriate endorsement to this Letter of Credit reflecting the transfer and issue an amendment to this Letter of Credit to such successor Charter Trustee.

This Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "UCP"). As to matters not governed by the UCP, this Letter of Credit shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

All notices and other communications to us in respect of this Letter of Credit (other than documents presented to us in connection with your demand for payment which shall be presented as provided in this Letter of Credit), shall be in writing and addressed and presented to us at the address set forth in this Letter of Credit, in each case specifically referring to the number of this Letter of Credit.

This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein except only the Annexes hereto; and any such reference shall not be deemed to incorporate herein by reference any document instrument or agreement except as set forth above.

                         Very truly yours,

                         BANK ONE, LOUISIANA, NATIONAL ASSOCIATION

                         By:___________________

                         Title:________________

                         Name:_________________



                                                  ANNEX A
                                                  to Letter of Credit

                       FORM OF SIGHT DRAFT

                                       [Date]



     Pay to the account of_________, not in its individual capacity but solely as Charter Trustee under Charter Trust Agreement (Deepwater Charter Trust 1999-A) dated as of August 31, 1999,Dollars ($[amount]), drawn under Bank One, Louisiana, National Association, Transferable Irrevocable Standby Letter of Credit No.____________.


Bank One, Louisiana, National Association     ___________________________,
c/o Bank One, Texas, N.A.                     not in its individual capacity
National Standby Letter of Credit Department  but solely as Charter Trustee
1717 Main Street, 11th Floor                  under Charter Trust Agreement
Dallas, Texas 75201                           (Deepwater Charter Trust 1999-A)
                                              dated as pf August 31, 1999


                                              By:___________________

                                              Title:________________

                                              Name:_________________



                                                  ANNEX B
                                                  to Letter of Credit

                             FORM OF
                     CERTIFICATE FOR DRAWING

                                                 [Date]

Bank One, Louisiana, National Association
c/o Bank One, Texas, N.A.
National Standby Letter of Credit Department
1717 Main Street, 11th Floor
Dallas, Texas  75201

Dear Sir or Madam:

     The undersigned, an Authorized Officer of              , not
in its individual capacity but solely as Charter Trustee under Charter Trust Agreement (Deepwater Charter Trust 1999-A) dated as of August 31, 1999, as Beneficiary (the "Beneficiary"), hereby certifies to Bank One, Louisiana, National Association (the "Issuing Bank"), with reference to Transferable Irrevocable
Standby Letter of Credit No.             (the "Letter of Credit",
any capitalized term used herein and not defined shall have its respective meaning as set forth in the letter of Credit) issued by the Issuing Bank in favor of the Beneficiary that:

     1.   The undersigned is the Charter Trustee or a successor
Charter Trustee under the Charter Trust Agreement;

     2. The Beneficiary is the beneficiary under the R&B Falcon Drilling Contract Guaranty (as defined in Appendix 1 to the Participation Agreement referred to in the Charter Trust Agreement) and a beneficiary under the R&B Falcon Guaranty (as defined in Appendix 1 to the Participation Agreement referred to in the Charter Trust Agreement);

     3. The Beneficiary has made a demand (a copy of which is attached hereto, together with proof of delivery), under the R&B Falcon Drilling Contract Guaranty and/or the R&B Falcon Guaranty; which demand has not been satisfied in full within five (5) Business Days of the receipt thereof; and

     4. All funds drawn under the Letter of Credit shall be transferred by you in the form of wire transfer to:

          Bank:  __________________________

          ABA Number:______________________

          Account Number:__________________

          Reference:_______________________

IN WITNESS WHEREOF, the Beneficiary has executed and deliered this Certificate as of the {_____} day of [month], [year].


                               ________________________,
                               not in its individual capacity but
                               solely as Charter Trustee under Charter
                               Trust Agreement (Deepwater Charter
                               Trust 1999-A) dated as of August 31, 1999

                               By:_______________________

                               Title:____________________

                               Name:_____________________


                                                  ANNEX C
                                                  to Letter of Credit

                             FORM OF
                      TRANSFER CERTIFICATE

                                               [Date]

Bank One, Louisiana, National Association
c/o Bank One, Texas, N.A.
National Standby Letter of Credit Department
1717 Main Street, 11th Floor
Dallas, Texas  75201

Dear Sir or Madam:

     We refer to Transferable Irrevocable Standby Letter of
Credit No._________________ (the "Letter of Credit") issued by Bank One, Louisiana, National Association in favor of________________, not in its individual capacity but solely as Charter Trustee under Charter Trust Agreement (Deepwater Charter Trust 1999-A) dated as of August 31, 1999 (the "Charter Trust Agreement") among the persons from time to time party thereto as Beneficial Owners, Wilmington Trust Company, not in its individual capacity except as expressly stated therein, but solely as Charter Trustee, and Deepwater Investment Trust 1999-A, a Delaware business trust.

     For value received we hereby irrevocably transfer to__________ (hereinafter referred to as the "Transferee") all rights of the undersigned to draw under the Letter of Credit in its entirety.

     By this transfer, all rights of the undersigned in the Letter of Credit are transferred to the Transferee and the Transferee shall have the sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are ot be advised to the Transferee without necessity of any consent of or notice to the undersigned.

     The Letter of Credit is returned herewith for endorsement and delivery to the Transferee.

                              Very truly yours,

                              ___________________________

                              By:_____________________

                              Title:__________________

                              Name:___________________

SIGNATURE AUTHENTICATED

_______________________
     (Bank)

_______________________
(Authorized Signature)